HSBC FUNDS
HSBC ADVISOR FUNDS TRUST
HSBC PORTFOLIOS
(the “Trusts”)

HSBC Funds

HSBC Opportunity Fund	Aggressive Strategy Fund
HSBC U.S. Government Money Market Fund	Balanced Strategy Fund
HSBC Prime Money Market Fund	Moderate Strategy Fund
HSBC U.S. Treasury Money Market Fund	Conservative Strategy Fund
HSBC Emerging Markets Debt Fund	Income Strategy Fund
HSBC Emerging Markets Local Debt Fund	HSBC Global High Income Bond Fund
HSBC Total Return Fund	HSBC Global High Yield Bond Fund
HSBC Frontier Markets Fund	HSBC Economic Scale Index Emerging Markets
HSBC Asia ex-Japan Smaller Companies Equity	Equity Fund
Fund	HSBC Global Equity Volatility Focused Fund
HSBC Euro High Yield Bond Fund (USD Hedged)

HSBC Advisor Funds Trust	HSBC Portfolios
HSBC Opportunity Fund	HSBC Opportunity Portfolio

Supplement dated January 15, 2016
to the Prospectuses and Statements of Additional Information, as supplemented from time to time, for the Above-Listed Series of the Trusts (the “Funds”)

On December 18, 2015, the Board of Trustees of the Trusts (the “Board”) approved four proposals intended to modernize the Trusts by promoting consistency and efficiencies in the corporate organizational structure and product offerings of the Funds. The proposals include:

1.	The election of five trustee nominees to the Board, all of whom already serve on the Board;

2.	The reorganization of each Fund with and into corresponding “shell” series of a single newly formed Delaware statutory trust in order to redomicile each Trust from a Massachusetts business trust or New York trust, as applicable;

3.	An amendment to the current “manager of managers” arrangement to permit the Funds’ investment adviser to enter into or materially amend agreements with sub-advisers that are wholly owned by the same company that owns the investment adviser without obtaining shareholder approval, subject to the Securities and Exchange Commission issuing a new exemptive order; and

4.	Revisions to the Funds’ fundamental investment policies in order to create a more uniform set of policies among the Funds, simplify the policies and increase the Funds’ investment flexibility.

The implementation of the proposals is subject to the vote of shareholders at a special meeting of shareholders expected to be held in April 2016. Additional information about the proposals will be included in the Trusts’ proxy statement that is expected to be mailed to shareholders in March 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE